Fourth Quarter and Full Year 2014 Results January 15, 2015 NASDAQ: PBCT Exhibit 99.2

Forward-Looking Statement
Certain statements contained in this release are forward-looking in nature. These include all statements about People's United Financial's plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United Financial's actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United Financial include, but are not limited to: (1) changes in general, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-
interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8)
competition and its effect on pricing, spending, third-party relationships and revenues; and (9) changes in regulation resulting from or relating to financial reform legislation. People's United Financial does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Full Year 2014 Overview
• Operating earnings of $245 million or $0.82 per share, an increase from $241 million or $0.77 per share
– Fifth consecutive year of growth in operating earnings per share
• Net interest income
1
of $912 million, an increase of 3%
• Net interest margin of 3.09%, a decrease of 22 basis points
• Loan growth of $2.2 billion, or 9%, to $26.6 billion
• Deposit growth of $3.6 billion, or 16% to $26.1 billion
– Excluding brokered deposits, deposit growth of $1.1 billion, or 5%
• Non-interest income, excluding the $20.6 million gain on the merchant services joint venture, of
$330 million compared to $342 million
• Efficiency ratio was 62.1%, an improvement from 62.3%
• Asset quality remained strong with net loan charge-offs at 0.12%, compared to 0.19%
(All comparisons versus full year 2013)
1 Net interest income on a fully taxable equivalent basis was $931 million, an increase of 3%.
• Operating expenses remained flat at $832 million

Full Year 2014: Goals Versus Actuals
Goals Actual
Loan Growth High single digits to mid-teens 9%
Deposit Growth
Mid-teens
(including $2.0 billion in brokered deposits)
16%
(including $2.6 billion in brokered deposits)
Net Interest Margin 3.10% - 3.20% 3.09%
Net Interest Income $930 million - $960 million
$912 million¹
Non-Interest Income Maintain fee income levels
$330 million²
Operating Expenses $830 million - $840 million $832 million
Asset Quality Excellent credit quality Excellent credit quality
Capital Levels Strong capital levels Strong capital levels
1 Net interest income on a fully taxable equivalent basis was $931 million.
2 Excludes $20.6 million non-operating gain on merchant services joint venture.

FY 2013
Originated Loans
Investments
Deposits
Acquired Loans
Borrowings
FY 2014

Net Interest Income
1
($ in millions)
Annual Change Annual Change
$65.1
$7.2
($46.1) ($3.1)
$888.6
$911.9
$0.2
1 Net interest income on a fully taxable equivalent basis for 2013 and 2014 was $905.8 million and $931.1 million, respectively.

5 Net Interest Margin Annual Change Annual Change (0.21%) (0.01%) 3.31% 3.09%

FY 2013
Non-Operating
Operating Leases
Investment Management Revenues
Gains on Residential Mortgage Loans
Gains on Acquired Loans
Commercial Banking
Other
FY 2014

People's United Financial, Inc.

Non-Interest Income
($ in millions)
Annual Change Annual Change
$20.6
$7.1
($5.8)
$341.7
($11.9)
$330.2
($6.6)
Operating Non-Operating
1 Non-operating income represents the 2Q 2014 gain on the merchant services joint venture, net of related expenses
$4.4
$1.3
$20.6 $20.6
$350.8
$341.7
-
1

FY 2013
Non-Operating
Advertising & Promotion
Professional & Outside Services
Compensation & Benefits
Operating Leases
Other
FY 2014

People's United Financial, Inc.

7 Non-Interest Expense ($ in millions) Annual Change Annual Change ($3.2) $826.3 $8.2 $6.1 $832.0 $12.7 $839.0 $841.5 Operating Non-Operating $9.5 ($2.4) ($1.2) ($5.0)

2015 Goals
• Loan growth in the high-single to low-double digits
• Deposit growth in the mid to high-single digits
• Net interest income growth in the low to mid-single digits
• Net interest margin range of 2.85% - 2.95%
• Non-interest income
1
growth in the low-single digits
• Full year operating expense range of $835 million to $845 million
• Maintain excellent credit quality & strong capital levels
1 Adjusted for 2014 non-operating gain on the merchant services joint venture

Fourth Quarter 2014 Overview
• Operating earnings of $65.1 million or $0.22 per share, compared to $63.0 million or $0.21 per share
• Net interest income
1
of $228 million, consistent with the third quarter of 2014
• Net interest margin of 3.00%, a decrease of 5 basis points
• Loan growth of $638 million, 10% annualized growth rate
• Deposit growth of $877 million, 14% annualized growth rate
– Excluding brokered deposits, deposit growth of $472 million, 8% annualized growth rate
• Non-interest income of $86.8 million, increased from $84.0 million
• Operating expenses remained flat at $207 million
• Efficiency ratio was 61.3%, improved from 61.4%
• Net loan charge-offs were 0.13%, consistent with the third quarter 2014
(All comparisons versus third quarter 2014)
1 Net interest income on a fully taxable equivalent basis was $233 million, consistent with the third quarter of 2014.

3Q 2014
Originated Loans
Investments
Borrowings
Acquired Loans
Deposits
4Q 2014

People's United Financial, Inc.

Net Interest Income
1
($ in millions)
Linked Quarter Change Linked Quarter Change
$2.2 $0.4
($1.9)
($1.5)
$228.5
$228.1
$0.4
1 Net interest income on a fully taxable equivalent basis for 3Q 2014 and 4Q 2014 was $233.3 million and
$233.2 million, respectively.

3Q 2014
New Loan Volume
Deposits
Borrowings
Investments
4Q 2014

People's United Financial, Inc.

11 Net Interest Margin Linked Quarter Change Linked Quarter Change (0.05%) (0.02%) 0.01% 0.01% 3.05% 3.00%

September 30, 2014
Commercial
Retail
Acquired
December 31, 2014

12 Loans ($ in millions) Linked Quarter Change Linked Quarter Change $554 $213 ($129) $25,954 $26,592 Annualized linked quarter change: +9.8%

September 30, 2014
Retail
Commercial
December 31, 2014

Deposits
Linked Quarter Change Linked Quarter Change
$709 $168
Retail
2
$18,217
($ in millions)
Annualized linked quarter change: +13.9%
Commercial
1
$7,044
Commercial
1
$7,212
$25,261
$26,138
Retail
2
$18,926
1 Commercial includes Municipal deposits of $1,397 at 09/30/2014 and $1,458 at 12/31/2014
2 Retail includes brokered deposits of $2,228 at 09/30/2014 and $2,633 at 12/31/2014

3Q 2014
Net Security Gains
Customer Interest Rate Swap Income
Insurance
Bank Service Charges
Other
4Q 2014

People's United Financial, Inc.

14 Non-Interest Income ($ in millions) Linked Quarter Change Linked Quarter Change $2.5 $2.4 $84.0 $1.4 $86.8 ($2.2) ($1.3)

3Q 2014
Non-Operating
Regulatory Assessments
Professional & Outside Services
Other
4Q 2014

People's United Financial, Inc.

15 Non-Interest Expense ($ in millions) Linked Quarter Change Linked Quarter Change ($1.0) $206.7 $0.9 $0.5 $207.1 $2.1 $208.8 $207.7 Operating Non-Operating $0.6 ($1.5)

62.8%
63.9%
61.8%
61.4%
61.3%
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

People's United Financial, Inc.

16 Efficiency Ratio

2.5
2.0
1.5
1.0
0.5
0.88
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

People's United Financial, Inc.

Asset Quality
NPAs / Loans & REO (%)
1
1 Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)

0.4
0.3
0.2
0.1
0.0
0.13
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

People's United Financial, Inc.

Asset Quality
Net Charge-Offs / Average Loans (%) ¹
1 Excluding acquired loan charge-offs, PBCT’s charge-off ratio was 0.13%, 0.12%, 0.09%, 0.09%, and 0.17% in 4Q 2014, 3Q 2014, 2Q 2014,
1Q 2014, and 4Q 2013, respectively
Source: SNL Financial and Company filings
Notes: Top 50 Banks represents the largest 50 banks by total assets in each respective quarter
PBCT Peer Group (Median) Top 50 Banks (Median)

$28
$26
$24
$22
$20
$18
$16
$95
$85
$75
$65
$55
$45
$89.04
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

$28
$26
$24
$22
$20
$18
$16
$95
$85
$75
$65
$55
$45
$87.52
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

19 Growing Future Earnings Per Share Loans Deposits Deposits per Share Loans per Share Loans ($ in billions) Deposits ($ in billions)

0.75%
0.69%
0.72%
0.74%
0.75%
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

20 Operating Return on Average Assets

9.8%
9.3%
9.6%
9.9%
10.1%
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

People's United Financial, Inc.

21 Operating Return on Average Tangible Equity

Capital Ratios
Notes:
1. Leverage (core) Capital represents Tier 1 Capital (total stockholder’s equity, excluding: (i) after-tax net unrealized gains (losses) on certain securities classified as available for sale; (ii) goodwill and other acquisition-related intangibles; and (iii) the amount recorded in accumulated other comprehensive income (loss) relating to pension and other postretirement benefits), divided by Adjusted Total Assets (period end total assets less goodwill and other acquisition-related intangibles)
2. Tier 1 Common represents Common Equity Tier 1 Capital (calculated in accordance with the Basel III Final Rule issued in July 2013) divided by Total Risk-Weighted Assets
3. Tier 1 Risk-Based Capital represents Tier 1 Capital divided by Total Risk-Weighted Assets
4. Total Risk-Based Capital represents Tier 1 Capital plus subordinated notes and debentures, up to certain limits, and the allowance for loan losses, up to 1.25% of total risk weighted assets, divided by Total Risk-Weighted Assets
5. Well capitalized limits under current capital rules for the Bank are: Leverage Ratio, 5%; Tier 1 Risk-Based Capital, 6%; and Total Risk-Based Capital, 10%
4Q 2013 1Q 2014 2Q 2014 3Q 2014 4Q 2014
People’s United Financial
Tang. Com. Equity/Tang. Assets 7.9% 8.0% 7.9% 7.8% 7.5%
Leverage Ratio
1, 5
8.3% 8.4% 8.3% 8.1% 7.9%
Tier 1 Common ²
10.2% 10.1% 10.0% 9.9% 9.8%
Tier 1 Risk-Based Capital
3, 5
10.2% 10.1% 10.0% 9.9% 9.8%
Total Risk-Based Capital
4, 5
11.3% 11.2% 12.5% 12.3% 12.2%
People’s United Bank
Leverage Ratio
1, 5
9.1% 9.1% 9.0% 8.8% 8.5%
Tier 1 Risk-Based Capital
3, 5
11.1% 11.0% 10.8% 10.7% 10.5%
Total Risk-Based Capital
4, 5
12.4% 12.2% 13.5% 13.3% 13.1%

19.0%
14.5%
11.1%
10.0%
9.2%
6.9%
3.4%
4.7%
-1.1%
-1.2%
Down 25
Up 100
Up 200
Up 300
Up 400

6.4%
4.9%
4.0%
2.8%
2.7%
2.6%
2.1%
1.1%
-0.2%
-0.5%
-4.1%
-3.1%
Short End -25
Short End +100
Short End +200
Long End -100
Long End +100
Long End +200

People's United Financial, Inc.

Interest Rate Risk Profile
Net Interest Income (NII) Sensitivity
1
Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months.
Long End defined as terms greater than 18 months.
Immediate Parallel Shock
Est. Change in NII
Yield Curve Twist
1
Est. Change in NII
Dec. 31, 2014 Sept. 30, 2014

Summary
Sustainable Competitive Advantages
• Premium brand built over 170 years
• High quality Northeast footprint characterized by wealth, density and commercial activity
• Strong leadership team
• Superior asset quality
• Focus on relationship-based banking
• Growing loans and deposits within footprint – in two of the largest MSAs in the country (New York City, #1 and Boston, #10)
• Improving profitability
• Strong capital base

Appendix ******** ********

0.91%
0.27%
0.74%
Commercial
Retail
Total

0.76%
0.81%
0.77%
Commercial
Retail
Total

120%
33%
95%
Commercial
Retail
Total

Asset Quality
Originated Portfolio Coverage Detail as of December 31, 2014
ALLLs / Loans ALLLs / Loans NPLs / Loans NPLs / Loans
ALLLs / NPLs ALLLs / NPLs
Note – ALLLs: Commercial: $169 million, Retail: $19 million, Total: $188 million

Acquired Loan Portfolio
• Acquired loans initially recorded at fair value (inclusive of related credit mark) without carryover of historical ALLL
• Accounting model is cash-flow based:
– Contractual cash flows (principal & interest) less expected cash flows (principal & interest) = non-accretable difference
(effectively utilized to absorb actual portfolio losses)
– Expected cash flows (principal & interest) less fair value = accretable yield
– Expected cash flows are regularly reassessed and compared to actual cash collections
As of 12/31/14
(in $ millions)
Carrying
Amount a, b
Carrying Amount Component b
NPLs c
Non-Accretable
Difference/NPLs
Charge-offs
Incurred Since
Acquisition d
Accretable
Yield
Non-Accretable
Difference
Danvers (7/1/11) $554.6 $169.2 $9.4 $35.7 26% $27.5
Smithtown (11/30/10) 313.2 181.1 89.7 54.9 163% 130.2
Others (various dates) 183.1 46.0 15.9 13.0 122% 33.6
Total $1,050.9 $396.3 $115.0 $103.6
(a) Initial carrying amounts of acquired portfolios are as follows: FinFed, $1.2BN; Butler, $141MM; RiverBank, $518MM; Smithtown, $1.6BN; and Danvers, $1.9BN.
(b) Carrying amount and related components reflect loan sale, settlement and payoff activity which have occurred since acquisition.
(c) Represent contractual amounts; loans meet People’s United Financial’s definition of a non-performing loan but are not subject to classification as non-accrual in the same manner as originated loans. Rather, these loans are considered to be accruing loans because their interest income relates to the accretable yield recognized at the pool level and not to contractual interest payments at the loan level.
(d) Includes approximately $9.5MM of charge-offs applied against reserves established subsequent to acquisition.

Acquired Loan Portfolio
($ in millions)
Amortization of Original Discount on Acquired Loan Portfolio
1 Adjusted to include the discount on acquired loans (the difference between the outstanding balance of the acquired loan portfolio and the carrying amount of the acquired loan portfolio)
Impact on Net Interest Margin Impact on Earnings Per Share
4Q14 Total Accretion (All interest income on acquired loans) 17 Interest Income from Amortization of Original Discount on Acq. Loan Portfolio 4.8
4Q14 Average Acquired Loan Portfolio 1,121 4Q14 Effective Tax Rate 33.5%
Effective Yield on Acquired Loan Portfolio 6.07% 4Q14 Earnings from Amortiz. of Original Discount on Acq. Loan Portfolio 3.2
Weighted Average Coupon on Acquired Loan Portfolio 4.35% 4Q14 Weighted Average Shares Outstanding 298.6
Incremental Yield Attributable to Amortiz. of Discount on Acq. Loan Portfolio 1.72%
4Q14 EPS Impact from Amortiz. of Discount on Acq. Loan Portfolio $0.01
Incremental Interest Income from Amortiz. of Discount on Acq. Loan Portfolio 4.8
4Q14 Average Earning Assets 31,130
Add: Average unamortized loan discount
1
139
Adjusted 4Q14 Average Earning Assets
1
31,269
Impact on Overall Net Interest Margin (bps) 6
Net Interest Margin 3.00%
Adjusted Net Interest Margin 2.94%
Amortization of Original Discount on Acquired Loan Portfolio Amortization of Original Discount on Acquired Loan Portfolio

83%
86%
82%
78%
76%
4Q 2013
1Q 2014
2Q 2014
3Q 2014
4Q 2014

People's United
Financial, Inc.

29 Operating Dividend Payout Ratio

Peer Group
Firm Ticker City State
1 Associated ASB Green Bay WI
2 BancorpSouth BXS Tupelo MS
3 City National CYN Los Angeles CA
4 Comerica CMA Dallas TX
5 Commerce CBSH Kansas City MO
6 Cullen/Frost CFR San Antonio TX
7 East West EWBC Pasadena CA
8 First Niagara FNFG Buffalo NY
9 FirstMerit FMER Akron OH
10 Fulton FULT Lancaster PA
11 Huntington HBAN Columbus OH
12 M&T MTB Buffalo NY
13 New York Community NYCB Westbury NY
14 Signature SBNY New York NY
15 Susquehanna SUSQ Lititz PA
16 Synovus SNV Columbus GA
17 Valley National VLY Wayne NJ
18 Webster WBS Waterbury CT
19 Wintrust WTFC Lake Forest IL
20 Zions ZION Salt Lake City UT

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com NASDAQ: PBCT